                CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors of
Oppenheimer Rising Dividends Fund, Inc.:

     We consent to the incorporation by reference in this Registration Statement of  Oppenheimer  Rising  Dividends  Fund,  Inc. on Form N-14 of our report dated
December 13, 2007,  appearing in the Combined Prospectus and Proxy Statement and in the Statement of Additional Information,  which are part of such Registration
Statement.

                                            /s/ KPMG LLP
                                            KPMG LLP

Denver, Colorado
September 8, 2008